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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-59585, 33-62993, 333-01295, 333-00803 and 333-00247) of our report dated November 5, 1998 appearing on page F-2 of BFX Hospitality Group, Inc's Form 10-K for the year ended September 30, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.





/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP



Fort Worth, Texas
December 23, 1998